September 14, 2012

DREYFUS TAX EXEMPT CASH MANAGEMENT FUNDS

- DREYFUS CALIFORNIA AMT-FREE MUNICIPAL CASH MANAGEMENT

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT

(AGENCY SHARES)

Supplement to Prospectus

dated June 1, 2012

            Agency shares of Dreyfus California AMT-Free Municipal Cash Management and Dreyfus New York Municipal Cash Management are no longer offered by either fund and have been terminated as a separately designated class of each fund.